Exhibit 99.1

Management Presentation Investor Presentation November 2016 Landmark Infrastructure Partners LP

Disclaimer This presentation may contain forward looking statements that involve risks and uncertainties. These forward looking statements include information about possible or assumed future results of Landmark Infrastructure Partner LP’s (“LMRK” or the “Partnership”) business, future events, financial condition or performance, expectations, competitive environment, availability of resources, regulation, liquidity, results of operations, strategies, plans and objectives. These forward looking statements also include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to LMRK’s business, financial and operational results, and future economic performance, as well as statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. The words “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or similar expressions or their negatives, as well as statements in future tense, are intended to identify forward looking statements. You should not place undue reliance on these forward looking statements. Statements regarding the following subjects are forward looking by their nature: market trends and LMRK’s business strategy, projected operating results and ability to obtain future financing arrangements. Forward looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. A forward-looking statement may include a statement of the beliefs, assumptions and expectations of future performance, at the time those statements are made or management’s good faith belief as of that time with respect to future events. While LMRK believes it has chosen these beliefs, assumptions and expectations in good faith and that they are reasonable, these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to LMRK or under LMRK’s control. If a change occurs (such as a change in general economic conditions, competitive conditions in our industry, actions taken by our customers and competitors, our ability to successfully implement our business plan, our ability to successfully make acquisitions, interest rates, customer defaults, or any other factors), LMRK’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward looking statements in this presentation. You should carefully consider these risks before you make an investment decision with respect to the Partnership, including our common units representing limited partner interests (“common units”), along with the following factors that could cause actual results to vary from our forward looking statements: the factors in our Annual Report on Form 10-K for the year ended December 31, 2015, including those set forth under the section captioned “Risk Factors”; general volatility of the capital markets and the market price of the common units; changes in LMRK’s business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in LMRK’s industry, interest rates or the general economy; and the degree and nature of LMRK’s competition. Forward looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward looking statements. LMRK assumes no obligation to update forward looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward looking information, except to the extent required by applicable securities laws. This document includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable generally accepted accounting principles (“GAAP”) measures is provided in this presentation. We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, gain on sale of real property interests, straight line rent adjustments, amortization of above- and below-market rents, impairments, acquisition-related expenses, unit-based compensation and after the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid, preferred distribution paid and maintenance capital expenditures. 1

Partnership Snapshot Landmark Infrastructure Partners LP (Nasdaq: LMRK) Unit Price(1): $15.00 Market Capitalization(2): $338 million Current Yield(1): 9.0% Minimum Quarterly Distribution (MQD): $0.2875 per unit Most Recent Distribution(3): $0.3375 per unit for Q3 2016 (7th Consecutive Quarterly Distribution Increase) Drop-Down and Direct Third-Party Acquisitions(4): Year-to-date, we have completed four separate drop-down acquisitions from our Sponsor, Landmark Dividend LLC (“Landmark”) and affiliates, plus several direct acquisitions, which total 533 assets and consideration of $271 million LMRK currently has 1,964 tenant sites (an increase of 180% since the IPO) after twelve drop-down and direct acquisitions completed since the IPO 2 As of November 7, 2016. Based on total outstanding common and subordinated units of approximately 22.5 million, as of October 31, 2016. Announced October 26, 2016. As of September 30, 2016; Also includes 6 tenant sites from the Recurrent transaction which closed on October 31, 2016.

Partnership Milestones 3

Overview of Our Assets Effectively triple net leases Organic growth through contractual rent escalators, lease modifications and renewals 99%+ property operating margins, no maintenance capex 4 Our real property interests underlie our tenants’ operationally essential infrastructure assets in the wireless communication, outdoor advertising and renewable power generation industries Wireless Carrier “A” Wireless Carrier “B” Tower Owner Real Property Interest Owner RENT RENT RENT Advertiser “Face A” Advertiser “Face B” Outdoor Advertiser (Billboard Owner) Real Property Interest Owner RENT RENT RENT

Significant, Growing and Fragmented U.S. Market Opportunity Our asset portfolio represents less than 1% of the total U.S. market 5 Significant: Over 360,000 locations Growing: New wireless sites alone added each year are expected to be > 4x our existing portfolio(1) Fragmented: Most individual property owners in this industry have only 1 or 2 locations #1 cellular tower company and #1 billboard company own < 13% of the land under their assets(2) Per SNL Kagan, U.S. tower locations are expected to grow by 3.6% per year from 2014 to 2019. Rank based on total market capitalization; Per SNL Kagan, American Tower (as of Dec. 31, 2015) and Lamar (as of Dec. 31, 2015) held ownership interests in approximately 12% and 9%, respectively, of the land underlying their assets. Source: SNL Kagan, Outdoor Advertising Association of America (“OAAA”), American Wind Energy Association (“AWEA”), and Energy Information Administration (“EIA”). Wireless Communication Outdoor Advertising Renewable Power Generation More than 154,000 locations(3) More than 164,000 locations(3) More than 48,000 locations(3) 115 130 147 150 154 184 2010 2011 2012 2013 2014 2019P U.S. Tower Locations (thousands) $6.3 $6.6 $7.0 $7.2 $7.4 $7.7 $8.0 $8.3 $8.7 $9.1 $9.5 $9.9 $10.4 $10.9 2011 2012 2013 2014 2015P 2016P 2017P 2018P 2019P 2020P 2021P 2022P 2023P 2024P U.S. Outdoor Advertising Revenue ($ in billions) 39 46 59 60 64 74 146 1 2 3 6 10 14 158 4.0% 4.6% 6.0% 6.3% 7.2% 8.5% 24.5% 0% 5% 10% 15% 20% 25% 0 60 120 180 240 300 360 2010 2011 2012 2013 2014 2015 2040P U.S. Wind and Solar Capacity (gigawatts) Solar Wind Wind + Solar (% of Total Capacity)

Our Portfolio 6 We are a growth-oriented MLP formed by Landmark Dividend LLC (our “Sponsor”) to acquire, own and manage a diversified, growing portfolio of real property interests Tier 1(3) Tenants As of September 30, 2016; Also includes 6 tenant sites from the Recurrent transaction which closed on October 31, 2016. 13 tenant sites in international locations. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. Asset Portfolio 1,964 Tenant Sites(1,2) < 10 Leased Tenant Sites 10 – 20 Leased Tenant Sites 21 – 39 Leased Tenant Sites 40 – 99 Leased Tenant Sites 100+ Leased Tenant Sites

Partnership Highlights Long-lived assets with effectively triple net leases 97% occupancy, 99% historical lease renewal rate Stable Cash Flow(1) Strategic Locations Leased to Tier 1 Tenants(1) Significant Diversification(2) Organic Growth with No Capex Aligned Sponsor Committed to Growth Difficult-to-replicate locations in major population centers 85% leased to Tier 1 tenants for their essential operations 1,964 tenant sites in our existing portfolio Diversified across 50 states, Washington, D.C., and various international locations Contractual rent escalators Rent increases through lease modifications, renewals and revenue sharing Additional 600+ assets(3) under management with Landmark Dividend and affiliates, plus third-party acquisition opportunities Sponsor owns a 15% interest(4) Multiple Growth Drivers Stable and Predictable Distributions 7 As of September 30, 2016. As of September 30, 2016, Includes 6 tenant sites from the Recurrent transaction which closed on October 31, 2016. As of September 30, 2016; Includes greater than 440 assets that are subject to the Partnership’s right of first offer (ROFO). As of October 31, 2016, includes both common and subordinated units.

Stable cash flow from long-lived assets Stable Cash Flow Effectively triple net leases < 1% property operating expenses(1) No property tax or insurance obligations No maintenance capital expenditures 97% occupancy(2) 99% historical lease renewal rate No commodity exposure Annual G&A expense cap(3) High margins(4) - > 90% Adjusted EBITDA margin For the three-year period ended September 30, 2016, property operating expenses were less than 1% of revenue. As of September 30, 2016. Based on the earlier of five years or until our trailing four quarter revenue exceeds $80 million, excludes acquisition services. For the twelve-month period ended September 30, 2016. Average remaining term as of September 30, 2016. Assumes 99-year term for perpetual assets. Including remaining renewal options. 8 Long-Lived Assets(2) Stable and High Margin Cash Flow 20+ years(6) 78+ years(5) 15+ yrs 53% 10 - 14 yrs 20% 5 - 9 yrs 15% <5 yrs 12% Remaining Lease Term (% of Rents) Perpetual 31% 50 - 99 yrs 34% 40 - 49 yrs 14% 30 - 39 yrs 11% 20 - 29 yrs 6% <20 yrs 4% Remaining Real Property Interest Term (% of Rents)

STRATEGIC LOCATIONS…

1. …underlying operationally critical assets…

- **Wireless:** Highly interconnected networks; Growing capacity/coverage
- **Billboards:** Key traffic locations, favorable zoning restrictions with "grandfather clauses"
- **Renewables:** Solar/wind corridors, proximity to transmission interconnects

2. …into which tenants made significant investments…


Typically $200,000 to $300,000[1] for tower plus cost of wireless equipment
vs. $1,716[2] average monthly ground rent

3. …in major markets…

Top Market Locations (by BTA Rank)[3]

(% of quarterly rental revenue)


New York, NY 18%
Chicago, IL 8%
Los Angeles, CA 7%
Top 4-20 28%
Top 21-100 25%
101+ 14%

4. …that are difficult to replicate and costly to relocate

- Significant zoning, permitting and regulatory hurdles in finding suitable new locations
- Time and cost of construction at a new site
- Vacating tenant must often return the property to its original condition

(1) Source: SNL Kagan.
(2) Asset portfolio average monthly GAAP rent per tenant site for the three months ended September 30, 2016 was approximately $1,716.
(3) As of September 30, 2016. Excludes tenant sites in the renewable power generation industry. BTA rank is not a relevant metric for the renewable power generation industry.

LANDMARK INFRASTRUCTURE

9

 Highly Desired by Tier 1 Tenants 10 Large, publicly-traded companies with national footprints(1) No single tenant accounts for more than 20% of revenue Wireless Carriers T-Mobile 15% AT&T Mobility 12% Sprint 12% Verizon 11% Others 5% Total 55% Tower Companies Crown Castle 11% American Tower 6% SBA Communications 2% Others 1% Total 20% Outdoor Advertising OUTFRONT Media 6% Clear Channel Outdoor 6% Lamar Advertising 4% Others 5% Total 21% Tenants are often subsidiaries or affiliates of such publicly-traded companies. Represents GAAP rental revenue recognized under existing tenant leases for the three months ended September 30, 2016. Excludes interest income on receivables. Renewable Power Generation 4% Quarterly Rental Revenue Breakdown (2)

Multiple Growth Drivers 11 Organic Growth With No Capex Acquisitions From Sponsor Acquisitions From Third Parties Contractual Escalators Lease Modifications and Renewals 600+ AUM with Sponsor & Affiliates(1) Ongoing Sponsor Acquisitions Third-Party Portfolios Tax-Deferred Exchange As of September 30, 2016; Includes greater than 440 assets that are subject to the Partnership’s right of first offer (ROFO)

Organic Growth with No Capital Expenditures Wireless technology upgrades Expansion of premises Digital billboard conversions Lamar and Clear Channel spent over 40% of capex on digital billboards(3) Below-market leases ($ in billions) Total Wireless Capital Expenditures(2) Source: SNL Kagan and OAAA. As of September 30, 2016. Includes amounts disclosed by publicly-traded wireless carriers. Per fiscal year 2015 10-K filings. 93% of our leases have contractual rent escalators 86% fixed rate increases with an average annual escalation rate of approximately 2.6% 7% tied to CPI Contractual Rent Escalators(1) Increased Rent Through Lease Modifications And Renewals Increase in billboard advertising revenue Rooftop equipment modifications or expansion of premises ($ in billions) U.S. Outdoor Advertising Revenue Participation in Tenant Revenue Growth 12 $20.6 $20.2 $23.2 $26.5 $29.0 $32.5 $32.1 2008 2009 2010 2011 2012 2013 2014 $6.1 $6.3 $6.6 $7.0 $7.2 $7.4 $7.7 $8.0 $8.3 $8.7 $9.1 $9.5 $9.9 $10.4 $10.9 '10 '11 '12 '13 '14 '15P '16P '17P '18P '19P '20P '21P '22P '23P '24P

Assets Under Management with Sponsor and Affiliates

AUM with Sponsor & affiliates alone would significantly increase the size of our existing portfolio

- **Greater than 600 available tenant sites[1]**
- **Substantially similar characteristics to our initial asset portfolio**
  - Geographically diverse (44 states and Australia)
  - Average remaining real property interest term of 79+ years[3]
  - Average remaining lease term of 23+ years[4]
  - 100% occupancy



Renewable Power Generation 8%
Outdoor Advertising 23%
Wireless Communication 69%

600+ Tenant Sites

Tenant Sites

Asset Portfolio[2]:	1,964
Sponsor & Affiliates[1]:	600+
Combined:	2,564+

% of Total U.S. Market

2,564+ / 360,000 = ~0.7%

(1) As of September 30, 2016; Includes greater than 440 assets that are subject to the Partnership's right of first offer (ROFO).
(2) As of September 30, 2016; Also includes 6 tenant sites from the Recurrent transaction which closed on October 31, 2016.
(3) Assumes term of 99 years for perpetual assets.
(4) Including renewal options.

LANDMARK INFRASTRUCTURE

13

ALIGNED SPONSOR DRIVING GROWTH

Given its substantial cash investment and significant ownership position in us, we expect our strategic Sponsor to promote and support the success of our business

- Sponsor contributed ~$60 million at the IPO, invested ~$39 million in cash and ~$21 million in roll-over equity
- Sponsor owns our General Partner, all of the IDRs and an 15% LP interest[(1)] in us

Sponsor's Footprint (U.S. and Australia/New Zealand)



Landmark office
Origination team members working remotely

Sponsor's Organizational Structure



145 Employees(2)
Acquisitions
Asset Origination, Due Diligence and Closing
Staff Count: 107
Lead Generation
Appointment Setting
Price Negotiation
Sales Force Management
Underwriting
Document Negotiation
Closing
Funding
Administration
Asset Sales, Finance and Administration
Staff Count: 38
Capital Raising
Capital Management
Investor Relations
Investor Reporting
Information Technology
Accounting, Tax & Treasury
Human Resources
Asset Management

(1) As of October 31, 2016.
(2) As of September 30, 2016.

LANDMARK INFRASTRUCTURE

14

Sponsor Expertise in an Industry with High Barriers of Entry Approximately 15,000 Meetings Per Year Approximately 3,500 Transactions Negotiated 500 to 700 Sites Closed 15 ~10-12%(1) of Transactions 1 to 2 real property interests per transaction. Significant time, cost and expertise is required for high volume asset origination in our fragmented industries Assets acquired by the Sponsor are typically $50,000 to $500,000 in value Scalable and Customized IT Systems, Processes and Corporate Infrastructure Support the Platform Lead Generation Asset Origination Underwriting and Closing Asset Management Proprietary, internally sourced National acquisition force Proprietary database of transactions Comprehensive underwriting Proprietary database of current market leases Sponsor’s proprietary platform has enabled it to increase the amount of its acquisitions every year since inception Origination Illustration

The Partnership has acquired real property interests from our Sponsor in four drop-down transactions and various direct third-party acquisitions in 2016 Year-to-Date Acquisitions Summary 16 Acquisitions Summary(1) Combined Acquisitions Portfolio Highlights(1) Operating and Financial Impact Total consideration for the four drop-downs and various direct third-party acquisitions was $271 million 125 assets acquired were from organic drop-downs and not subject to the right of first offer (ROFO) 391 assets acquired were subject to the ROFO 17 assets acquired were direct third-party transactions Diversified pool of 533 assets 291 wireless communication, 181 outdoor advertising and 61 renewable power generation sites Wireless Communication, Outdoor Advertising and Renewable Power Generation segments are expected to contribute approximately 41%, 17% and 42%, respectively, of the total forecasted annual rents from drop-down tenant sites Portfolio attributes are similar to those of our initial asset portfolio All drop-down acquisitions have been immediately accretive to distributable cash flow As of September 30, 2016; Also includes 6 tenant sites from the Recurrent transaction which closed on October 31, 2016; Completed 2016 drop-down acquisitions on April 20, 2016, August 1, 2016 and August 30, 2016.

Third-Party Acquisitions 17 Tax-efficient MLP capital structure We may directly acquire third-party assets by leveraging the Sponsor’s origination and acquisition platform Large portfolios Direct from property owners Alternative Currency (Unit Exchange Program) Common units used for tax deferred exchanges Benefits to sellers include: Cash flow diversification Defer taxable gains Potential growth in value Option to sell their common units when they wish to obtain cash Expand our universe of potential acquisition opportunities to drive accretive growth

18 Financial Overview

Stable rents from effectively triple net leases High-quality due diligence to maintain 99% renewal rates 99%+ property operating margins with no maintenance capex No commodity price risk Maintain Predictable And Stable Cash Flows Contractual escalators Lease rate increases from lease renewals of below-market leases Accretive drop-down acquisitions from Sponsor originations Accretive acquisitions of third-party portfolios Target leverage: < 50% debt-to-total market capitalization Appropriate fixed vs. floating interest rate exposure Policies to ensure consistent and growing distributions $145 mm of floating rate debt is fixed with swaps at a combined rate of 4.06% Completed first fixed rate debt placement through securitization at a fixed rate of 4.27% Deliver Consistent Distribution Growth Disciplined Financial Policies Disciplined and Flexible Financial Strategy 19

20 APPENDIX

Non-GAAP Financial Measures We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, gain on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, and the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid, preferred distributions paid and maintenance capital expenditures. Distributable cash flow will not reflect changes in working capital balances. EBITDA, Adjusted EBITDA and distributable cash flow should not be considered an alternative to net income (determined in accordance with GAAP) as an indication of our performance, and we believe that to understand our performance further, EBITDA, Adjusted EBITDA and distributable cash flow should be compared with our reported net income in accordance with GAAP, as presented in our combined financial statements. EBITDA, Adjusted EBITDA and distributable cash flow are non GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods; the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders; our ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and the returns on investment of various investment opportunities. We believe that the presentation of EBITDA, Adjusted EBITDA and distributable cash flow provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA, Adjusted EBITDA and distributable cash flow are net income and net cash provided by operating activities. EBITDA, Adjusted EBITDA and distributable cash flow should not be considered as an alternative to GAAP net income, net cash provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Each of EBITDA, Adjusted EBITDA and distributable cash flow has important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities, and these measures may vary from those of other companies. You should not consider EBITDA, Adjusted EBITDA and distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP. As a result, because EBITDA, Adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry, EBITDA, Adjusted EBITDA and distributable cash flow as presented below may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. For a reconciliation of EBITDA, Adjusted EBITDA and distributable cash flow to the most comparable financial measures calculated and presented in accordance with GAAP, please see the “Reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow” table below. 21

Reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow

	For the Three Months Ended September 30,					
	2016			2015[1]		
	Landmark Infrastructure Partners LP	Drop-down Assets Predecessor	Consolidated Results	Landmark Infrastructure Partners LP	Drop-down Assets Predecessor	Consolidated Results
Revenue:						
Rental revenue	$ 8,504,764	$ 1,526,674	$ 10,031,438	$ 5,326,821	$ 3,480,017	$ 8,806,838
Interest income on receivables	296,232	53,592	349,824	200,117	785	200,902
Total revenue	8,800,996	1,580,266	10,381,262	5,526,938	3,480,802	9,007,740
Expenses:						
Management fees to affiliate	—	49,530	49,530	—	119,915	119,915
Property operating	22,914	—	22,914	7,568	13,614	21,182
General and administrative	632,251	—	632,251	462,364	—	462,364
Acquisition-related	875,136	111,519	986,655	817,099	254,617	1,071,716
Amortization	2,474,531	391,220	2,865,751	1,251,433	848,276	2,099,709
Impairments	1,235,035	—	1,235,035	302,008	—	302,008
Total expenses	5,239,867	552,269	5,792,136	2,840,472	1,236,422	4,076,894
Other income and expenses						
Interest expense	(3,116,640)	(546,540)	(3,663,180)	(1,404,727)	(1,383,912)	(2,788,639)
Loss on early extinguishment of debt	—	(1,703,468)	(1,703,468)	—	(902,625)	(902,625)
Realized loss on derivatives	—	(99,071)	(99,071)	—	(13,823)	(13,823)
Unrealized gain (loss) on derivatives	1,029,153	202,318	1,231,471	(1,552,185)	(27,945)	(1,580,130)
Total other income and expenses	(2,087,487)	(2,146,761)	(4,234,248)	(2,956,912)	(2,328,305)	(5,285,217)
Net income	$ 1,473,642	$ (1,118,764)	$ 354,878	$ (270,446)	$ (83,925)	$ (354,371)
Add:						
Interest expense	3,116,640	546,540	3,663,180	1,404,727	1,383,912	2,788,639
Amortization expense	2,474,531	391,220	2,865,751	1,251,433	848,276	2,099,709
EBITDA	$ 7,064,813	$ (181,004)	$ 6,883,809	$ 2,385,714	$ 2,148,263	$ 4,533,977
Less:						
Unrealized gain on derivatives	(1,029,153)	(202,318)	(1,231,471)	—	—	—
Straight line rent adjustments	(50,899)	(34,392)	(85,291)	(33,116)	(63,163)	(96,279)
Amortization of above- and below-market rents	(242,045)	(45,184)	(287,229)	(311,516)	(136,111)	(447,627)
Add:						
Impairments	1,235,035	—	1,235,035	302,008	—	302,008
Acquisition-related expenses	875,136	111,519	986,655	817,099	254,617	1,071,716
Loss on early extinguishment of debt	—	1,703,468	1,703,468	—	902,625	902,625
Unrealized loss on derivatives	—	—	—	1,552,185	27,945	1,580,130
Realized loss on derivatives	—	99,071	99,071	—	13,823	13,823
Unit-based compensation	—	—	—	8,750	—	8,750
Deemed capital contribution to fund general and administrative expense reimbursement[2]	415,107	—	415,107	291,115	—	291,115
Adjusted EBITDA	$ 8,267,994	$ 1,451,160	$ 9,719,154	$ 5,012,239	$ 3,147,999	$ 8,160,238
Less:						
Expansion capital expenditures	(190,303,446)	—	(190,303,446)	(122,400,000)	—	(122,400,000)
Cash interest expense	(2,703,851)	(485,770)	(3,189,621)	(1,223,898)	(1,051,211)	(2,275,109)
Distributions to preferred unitholders	(951,426)	—	(951,426)	—	—	—
Add:						
Borrowings and capital contributions to fund expansion capital expenditures	190,303,446	—	190,303,446	122,400,000	—	122,400,000
Distributable cash flow	$ 4,612,717	$ 965,390	$ 5,578,107	$ 3,788,341	$ 2,096,788	$ 5,885,129

(1) During the nine months ended September 30, 2016 and the year ended December 31, 2015, the Partnership completed four and eight drop-down acquisitions, respectively, from Landmark and affiliates (the "Drop-down Assets"). The assets and liabilities acquired are recorded at the historical cost of Landmark, as the transactions are between entities under common control, the statements of operations of the Partnership are adjusted retroactively as if the transactions occurred on the earliest date during which the entities were under common control. The historical financial statements have been retroactively adjusted to reflect the results of operations, financial position, and cash flows of the Drop-down Assets as if the Partnership owned the Drop-down Assets in all periods while under common control. The reconciliation presents our results of operations and financial position giving effect to the Drop-down Assets. The combined results of the Drop-down Assets prior to each transaction date are included in "Drop-down Assets Predecessor." The consolidated results of the Drop-down Assets after each transaction date are included in "Landmark Infrastructure Partners LP."

(2) Under the omnibus agreement that we entered into with Landmark at the closing of the IPO, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to the greater of $162,500 and 3% of our revenue during the preceding calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $80.0 million and (ii) November 19, 2019. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses.

as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses.

LANDMARK
INFRASTRUCTURE

22

Management Team 23 Average of 17 years of experience with high volume, small balance real property asset originations Name Title Select Prior Experience Tim Brazy CEO and Director Chief Executive Officer of Landmark Dividend LLC Founder and CEO of Church Mortgage Acceptance Company Founder and President of Atherton Capital Co Founder and President of Franchise Mortgage Acceptance Corp. (“FMAC”) MBA from Stanford Business School; B.S. from Caltech George Doyle CFO and Treasurer Chief Financial Officer of Landmark Dividend LLC EVP, CFO and Treasurer at Clearview Hotel Trust, Inc. SVP and Chief Accounting Officer at HCP, Inc., an S&P 500 REIT Senior Manager at KPMG B.A. in Business Administration from Western Washington University Dan Parsons SVP – Information Systems and Technology Chief Operations Officer of Landmark Dividend LLC 10 years consulting at a major mortgage company 10 years serving as CIO of Budget Finance Company, a major mortgage company B.S. and MBA from USC

Landmark Infrastructure and its Sponsor are Aligned 24 Organizational Structure(1) 15% LP Interest Landmark Infrastructure Partners LP (NASDAQ Global Market: LMRK) (the Partnership) 100% LLC Interest 85% LP Interest Landmark Infrastructure Partners GP LLC (our General Partner) Public Unitholders Common Units Landmark (Sponsor) Subordinated and Common Units Non-economic GP IDRs As of October 31, 2016.